UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 15, 2017
 Date of Report (Date of earliest event reported)

WHITE MOUNTAINS INSURANCE GROUP, LTD.
(Exact name of registrant as specified in its charter)

Bermuda	1-8993	94-2708455
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

80 South Main Street, Hanover, New Hampshire 03755
(Address of principal executive offices)

(603) 640-2200
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On September 15, 2017, the plan administrator of the White Mountains Retirement Plan (the “Retirement Plan”) sent a notice to participants informing them that, in connection with the pending merger between OneBeacon Insurance Group, Ltd. (a subsidiary of White Mountains Insurance Group, Ltd. (“White Mountains”)) and Intact Acquisition Co. Ltd., the assets of White Mountains’s active employees held in the OneBeacon 401(k) Savings Plan and Employee Stock Ownership Plan will be carved out and transferred to the Retirement Plan.  The notice also stated that, while this transfer is effected, participants in the Retirement Plan would not be able to direct or diversify their Retirement Plan investments, including amounts invested in White Mountains common shares, or obtain a loan or distribution from the Retirement Plan.  These restrictions will begin at the close of business on October 16, 2017 and are scheduled to end the week of November 6, 2017.  This period is referred to as the “Blackout Period.”

On September 15, 2017, White Mountains sent a blackout trading restriction notice to its executive officers and directors informing them that, pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Regulation BTR (Blackout Trading Restriction), they would be prohibited during the Blackout Period from directly or indirectly purchasing, selling or otherwise acquiring or transferring White Mountains common shares (including derivative securities pertaining to such shares) acquired in connection with their employment or service as an executive officer or director, subject to certain exceptions.  The notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Inquiries regarding the Blackout Period may be directed to Robert L. Seelig, Executive Vice President and General Counsel, White Mountains Insurance Group, Ltd., 80 South Main Street, Hanover, New Hampshire 03755-2053.  Pursuant to Rule 104(b)(1)(iv)(B) of Regulation BTR, inquiries regarding the actual beginning and ending dates of the Blackout Period that are submitted during the Blackout Period or the two-year period after the ending date of the Blackout Period shall be without charge.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Notice to Executive Officers and Directors of White Mountains regarding the Retirement Plan Blackout Period and Trading Restrictions, dated as of September 15, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DATED: September 15, 2017	WHITE MOUNTAINS INSURANCE GROUP, LTD.

	By:	/s/ ROBERT L. SEELIG
		Name:	Robert L. Seelig
		Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice to Executive Officers and Directors of White Mountains regarding the Retirement Plan Blackout Period and Trading Restrictions, dated as of September 15, 2017